MUNICIPAL INCOME TRUST          Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS August 31, 1996

DEAR SHAREHOLDER:

Stronger economic growth and the potential threat of inflation shifted the tone of the fixed-income markets from bullish to bearish in early 1996. This change in market psychology was confirmed by a surprisingly large increase in payroll employment reported in March. Other indicators of economic activity and rising commodity prices added to market concerns. As a result, investors anticipated that the Federal Reserve Board might reverse its series of reductions in the fed funds rate that had begun in 1995. The bond market reacted to these expectations by pushing long-term yields higher. More than three-quarters of the rise in interest rates between February and July can be attributed to market weakness on the days that strong monthly employment figures were reported.

MUNICIPAL MARKET CONDITIONS

Between August 1995 and February 1996, 30-year insured revenue bond yields declined 70 basis points from 6.00 percent to 5.30 percent. Yields subsequently moved higher, reaching 6.15 percent in April and again in mid June. By August 1996, 30-year insured revenue bond yields stood at 5.80 percent, compared to
3.85 percent for 1-year municipal notes. The yield pickup for extending maturity from 1 to 30 years was 195 basis points.

Diminished risk that flat-tax proposals would cause a radical change in the tax code prompted tax-exempt bonds to outperform U.S. Treasury securities. The ratio of insured revenue bond yields to 30-year U.S. Treasury yields, which stood at 90 percent a year ago, declined to 82 percent. A decline in this ratio indicates that municipal bond prices were stronger than U.S. Treasury prices.

The municipal market also benefited from steady demand. In addition to regular maturities and calls for redemption, it has been estimated that investors also face the retirement of $66 billion of previously refunded debt in 1996. On the supply side, aggregate new-issue volume increased

MUNICIPAL INCOME TRUST

18 percent to $114 billion during the first eight months of the year. However, underwritings were postponed and the pace of activity slowed as interest rates rose.

PERFORMANCE

The net asset value (NAV) of Municipal Income Trust (TFA) declined from $9.92 to $9.72 per share during the fiscal year ended August 31, 1996. Based on this NAV change, plus reinvestment of tax-free dividends of $0.60 per share and taxable capital gain distributions of $0.09 per share, the Fund's total return was 5.58 percent. Over the same period, TFA's market price on the New York Stock Exchange increased from $9.00 to $9.25 per share. Based on this market price change, plus reinvestment of dividends and distributions, the Fund's total return was 10.75 percent. TFA's market price on the New York Stock Exchange was trading at a 5 percent discount to NAV on August 31, 1996. Undistributed net investment income of $0.13 per share remained unchanged during the fiscal year.

PORTFOLIO STRUCTURE

In response to the rising interest rate environment in 1996, portfolio sales shifted from defensive, higher-coupon bonds with limited call protection to more market-sensitive, discount and current-coupon issues. The average maturity and call protection of the long-term portfolio were 20 years and 7 years, respectively. The portfolio has consistently maintained an upper-investment-grade quality structure with over 89 percent of its long-term holdings rated single "A" or better. TFA's net assets of $302 million were diversified among 14 long-term sectors and 62 credits.

[CHART A]

CREDIT RATINGS as of August 31, 1996
(% of Total Long-Term Portfolio)

Aaa or AAA              38%
Aa or AA                26%
A or A                  26%
Baa or BBB               7%
Not Rated                3%

As measured by Standard & Poor's Corp. or Moody's Investors
Service, Inc.


[CHART B]

FIVE LARGEST SECTORS as of August 31, 1996
(% of Net Assets)

General Obligation      14%
Mortgage                12%
IDR/PCR*                11%
Transportation          11%
Water & Sewer           10%
Other                   42%

*Industrial Development/Pollution Control Prevention
Portfolio Structure is subject to change

MUNICIPAL INCOME TRUST

LOOKING AHEAD

The balance between the supply of new issues and demand created by maturities should remain positive for the municipal market. Long-term insured municipal securities currently yield 82 percent of the yield on U.S. Treasury securities and may be expected to move in tandem with the U.S. Treasury market. Although municipal performance relative to Treasuries has improved, tax-exempts could again be affected by market uncertainty if new tax-reduction proposals were to gain momentum.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Fund purchased and retired 570,000 shares of common stock at a seven percent market discount.

We appreciate your ongoing support of Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME TRUST

PORTFOLIO OF INVESTMENTS August 31, 1996

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (96.0%)
              General Obligation (14.0%)
$  6,000      Moulton-Niguel Water District, California, Refg 1993 (MBIA).............      5.00 %     09/01/19     $  5,290,680
   5,000      Chicago, Illinois, Refg Ser 1995 B (FGIC)...............................      5.125      01/01/25        4,406,950
   6,270      Washington Suburban Sanitary District, Maryland, Gen Constr Refg 1994...      5.00       06/01/10        5,958,130
  10,000      Massachusetts, 1994 Ser A...............................................      5.00       01/01/11        9,282,800
              New York City, New York,
   4,000        1995 Ser D (MBIA).....................................................      6.20       02/01/07        4,311,760
     850        1988 Ser D............................................................      8.50       08/01/08          898,382
   5,000      New York State, Refg Ser 1995 B.........................................      5.625      08/15/09        5,018,100
   7,000      Shelby County, Tennessee, Refg 1995 Ser A...............................      5.625      04/01/11        7,007,280
--------                                                                                                              ----------
  44,120                                                                                                              42,174,082
--------                                                                                                              ----------
              Educational Facilities Revenue (6.2%)
   5,000      California Public Works Board, University of California 1993 Ser A......      5.50       06/01/21        4,571,250
   3,500      Georgetown University, District of Columbia, Ser 1989 A.................      8.25       04/01/18        3,756,480
   5,000      New Jersey Economic Development Authority, Educational Testing Service
               Ser 1995 B (MBIA)......................................................      6.25       05/15/25        5,181,100
              New York State Dormitory Authority,
   2,500        State University Ser 1995 A...........................................      6.50       05/15/05        2,646,075
   2,500        State University Ser 1995 A...........................................      6.50       05/15/06        2,645,375
--------                                                                                                              ----------
  18,500                                                                                                              18,800,280
--------                                                                                                              ----------
              Electric Revenue (8.7%)
  15,000      Southern California Public Power Authority, Mead-Adelanto
               1994 Ser A (AMBAC).....................................................      5.15       07/01/15       13,826,100
   1,500      North Carolina Municipal Power Agency #1, Catawba Refg Ser 1988 A.......      7.50       01/01/17        1,572,030
   9,000      Intermountain Power Agency, Utah, Refg 1996 Ser D.......................      5.00       07/01/21        7,865,730
   2,750      Chelan County Public Utility District #1, Washington, Ser 1987 B
               (AMT)..................................................................      9.30       07/01/62        2,951,245
--------                                                                                                              ----------
  28,250                                                                                                              26,215,105
--------                                                                                                              ----------
              Hospital Revenue (7.9%)
   5,000      Birmingham-Carraway Special Care Facilities Financing Authority,
               Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee).............      5.875      08/15/15        4,924,050
              Illinois Health Facilities Authority,
   1,320      Glen Oaks Medical Center Inc Refg 1990 Ser D............................      9.50       11/15/15        1,500,074
   1,000      Mercy Center for Health Care Services Ser 1992..........................      6.65       10/01/22          994,280
     950      Kentucky Development Finance Authority, Ashland Hospital/King's
               Daughters
                Refg & Impr Ser 1987..................................................      9.75       08/01/11        1,024,642
   1,500      Winchester, Kentucky, Clark County Hospital Refg Ser 1987...............      7.75       04/01/13        1,546,770
   7,500      North Carolina Medical Care Commission, Presbyterian Health Services
               Corp Refg Ser 1993.....................................................      5.50       10/01/20        7,070,550
   5,000      Pennsylvania Higher Educational Facilities Authority, University of
               Pennsylvania Ser A 1996................................................      5.75       01/01/22        4,856,800
   1,850      Fayette County, West Virginia, MPC Inc Refg Ser 1990....................      9.75       02/01/11        2,028,618
--------                                                                                                              ----------
  24,120                                                                                                              23,945,784
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------------
              Industrial Development/Pollution Control Revenue (10.5%)
$  5,000      California Pollution Control Finance Authority, Pacific Gas & Electric
               Co 1987 Ser B (AMT)....................................................      8.875%     01/01/10     $  5,308,450
   5,000      Oxnard Industrial Development Finance Authority, California, Green Foods
               Corp Ser 1987 (AMT)....................................................      9.50       10/01/97        5,015,350
   2,825      Lapeer Economic Development Corporation, Michigan, Dott Manufacturing Co
               Ser 1989 A (AMT).......................................................     10.65       11/15/17        3,090,889
   6,000      New York State Energy Research & Development Authority, New York State
               Electric & Gas Corp 1987 Ser A (AMT) (MBIA)............................      6.15       07/01/26        5,991,240
   5,000      Tulsa Municipal Airport Trust, Oklahoma, American Airlines Inc Ser 1988
               (AMT)..................................................................      7.375      12/01/20        5,259,600
   5,000      Dallas-Fort Worth International Airport Facility Improvement
               Corporation, Texas, American Airlines Inc Ser 1995.....................      6.00       11/01/14        4,879,150
   1,965      Matagorda County Navigation District #1, Texas, Houston Lighting & Power
               Co Collateralized Ser 1989 A (AMT).....................................      7.875      02/01/19        2,075,079
--------                                                                                                              ----------
  30,790                                                                                                              31,619,758
--------                                                                                                              ----------
              Mortgage Revenue - Multi-Family (6.2%)
   5,000      New Jersey Housing & Mortgage Finance Agency, 1995 Ser A (AMBAC)........      6.00       11/01/14        5,034,750
   5,000      New York City Housing Development Corporation, New York, Ser 1987 A.....      9.625      01/01/19        5,241,750
     940      Rhode Island Housing & Mortgage Finance Corporation, Rental 1989 Ser B
               (AMT)..................................................................      7.95       10/01/20          987,799
  30,935      Oak Ridge Industrial Development Board, Tennessee, Gardens/Southern
               Hill/ Woodlands Apts GNMA-Backed Refg Ser 1988.........................      0.00       10/20/19        4,359,360
   3,000      Virginia Housing Development Authority, Ser 1987 B......................      9.45       11/01/12        3,156,630
--------                                                                                                              ----------
  44,875                                                                                                              18,780,289
--------                                                                                                              ----------
              Mortgage Revenue - Single Family (5.9%)
   7,000      Alaska Housing Finance Corporation Inc, 1993 1st Ser....................      5.90       12/01/33        6,656,440
              Maine Housing Authority,
   4,265       Purchase 1988 Ser D-2 (AMT)............................................      8.10       11/15/19        4,485,671
   1,000       Purchase 1988 Ser D-2 (AMT)............................................      8.10       11/15/22        1,050,470
   3,320      North Dakota Housing Finance Agency, 1990 Ser B (AMT)...................      7.75       07/01/24        3,463,092
   1,505      Ohio Housing Finance Agency, GNMA-Backed 1990 Ser C (AMT)...............      7.85       09/01/21        1,584,088
     465      Pennsylvania Housing Finance Agency, 1987 Ser R (AMT)...................      8.125      10/01/19          467,739
--------                                                                                                              ----------
  17,555                                                                                                              17,707,500
--------                                                                                                              ----------
              Nursing & Health Related Facilities Revenue (0.4%)
              Vista, California, Long-Term Care Foundation of America
   1,578       Ser 1994 A COPs (a)....................................................      8.50       01/01/20        1,136,123
     189       Ser 1994 B COPs (a)....................................................      0.00       01/01/20            1,890
--------                                                                                                              ----------
   1,767                                                                                                               1,138,013
--------                                                                                                              ----------
              Public Facilities Revenue (1.1%)
   3,245      Illinois, Civic Center Dedicated Tax Ser 1991 (AMBAC)...................      6.25       12/15/20        3,411,858
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
------------------------------------------------------------------------------------------------------------------------------------
              Resource Recovery Revenue (3.4%)
$  5,000      Greater Detroit Resource Recovery Authority, Michigan, Refg Ser 1996 A
               (AMBAC)................................................................      6.25 %     12/13/08     $  5,335,850
   4,500      Charleston County, South Carolina, Foster-Wheeler Charleston Inc Ser
               1987 A (AMT)...........................................................      9.25       01/01/10        4,840,695
--------                                                                                                              ----------
   9,500                                                                                                              10,176,545
--------                                                                                                              ----------
              Retirement & Lifecare Facilities Revenue (0.5%)
   2,065      Charleston County, South Carolina, Sandpiper Village Inc Refg Ser
               1988...................................................................      8.00       11/01/13        1,631,350
--------                                                                                                              ----------
              Transportation Facilities Revenue (11.4%)
   8,000      Dade County, Florida, Seaport Refg Ser 1996 (MBIA)......................      5.125      10/01/26        7,183,040
     840      Southwestern Development Authority, Illinois, Tri-City Regional Port
               District Ser 1989 A (AMT) (a)..........................................      7.90       07/01/14          917,490
   4,000      Delaware River Port Authority, New Jersey & Pennsylvania, Ser 1995
               (FGIC)*................................................................      5.50       01/01/26        3,793,720
   4,500      Charlotte, North Carolina, Airport Ser 1987 (AMT).......................      8.50       07/01/17        4,717,440
   5,000      Austin, Texas, Airport Prior Lien Ser 1995 A (AMT) (MBIA)...............      6.125      11/15/25        4,969,150
   6,600      Dallas-Fort Worth International Airport, Texas, Refg Ser 1995 (FGIC)....      5.625      11/01/15        6,414,804
   6,000      Virginia Transportation Board, US Route 28 Ser 1992.....................      6.50       04/01/18        6,325,860
--------                                                                                                              ----------
  34,940                                                                                                              34,321,504
--------                                                                                                              ----------
              Water & Sewer Revenue (9.3%)
   5,000      Birmingham Water Works & Sewer Board, Alabama, Ser 1994.................      5.50       01/01/20        4,753,900
   5,000      Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser
               1994...................................................................      5.45       07/01/19        4,671,800
   2,000      Chicago, Illinois, Wastewater Ser 1994 (MBIA)...........................      6.375      01/01/24        2,089,860
   3,000      Massachusetts Water Resources Authority, 1993 Ser C.....................      5.25       12/01/20        2,707,050
   1,000      New York City Municipal Water Finance Authority, New York, 1991 Ser A
               (Secondary FGIC).......................................................      6.75       06/15/16        1,078,890
   3,000      Cleveland, Ohio, Waterworks Improvement & Refg Ser H 1996 (MBIA)........      5.75       01/01/21        2,923,080
  11,000      Upper Occoquan Sewerage Authority, Virginia, Ser 1995 A (MBIA)..........      5.00       07/01/25        9,745,670
--------                                                                                                              ----------
  30,000                                                                                                              27,970,250
--------                                                                                                              ----------
              Other Revenue (1.6%)
   2,000      Northern Palm Beach County Improvement District, Florida, Water Control
               & Impr #9A Ser 1996 A (WI).............................................      6.80       08/01/06        2,000,000
   3,000      New York Local Government Assistance Corporation, Ser 1995 A............      6.00       04/01/24        2,960,010
--------                                                                                                              ----------
   5,000                                                                                                               4,960,010
--------                                                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------------
              Refunded (8.9%)
$ 10,600      Indiana Health Facilities Financing Authority, St Anthony Medical Center
               & Home Inc Ser 1987....................................................      9.25%     10/01/97++    $ 11,302,886
   5,000      Albuquerque, New Mexico, Gross Receipts Airport Ser 1987 B (AMT)........      8.75      07/01/97+        5,164,300
   3,000      Intermountain Power Agency, Utah, Refg Ser 1987 D.......................      8.625     07/01/97++       3,153,330
   4,000      Washington, 1991 Ser B..................................................      6.70      06/01/01++       4,328,720
   2,500      Washington Public Power Supply System, Nuclear Proj #2 Refg Ser 1990
               C......................................................................      7.625     01/01/01++       2,822,400
--------                                                                                                            ------------
  25,100                                                                                                              26,771,636
--------                                                                                                            ------------
 319,827      TOTAL MUNICIPAL BONDS (Identified Cost $284,646,036).............................................      289,623,964
--------                                                                                                            ------------
              SHORT-TERM MUNICIPAL OBLIGATIONS (1.5%)
   4,000      Jacksonville Heath Facilities Authority, Florida, Baptist Medical Center
               Ser 1993 (MBIA) (Demand 09/03/96)......................................      3.95**%   06/01/08        4,000,000
     700      Hapeville Development Authority, Georgia, Hapeville Hotel Ltd Ser 1985
               (Demand 09/03/96)......................................................      3.80**    11/01/15          700,000
--------                                                                                                            ------------
   4,700      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $4,700,000)..............................        4,700,000
--------                                                                                                            ------------
$324,527      TOTAL INVESTMENTS (Identified Cost $289,346,036) (b)....................................    97.5%      294,323,964
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    2.5        7,510,848
                                                                                                         ------     ------------
              NET ASSETS...............................................................................  100.0%     $301,834,812
                                                                                                         ======     ============

---------------------

     AMT      Alternative Minimum Tax.
     COPs     Certificates of Participation.
      WI      Security purchased on a when issued basis.
      ++      Prerefunded to call date shown.
      +       Refunded to call date shown by forward delivery contract.
      *       Joint exemption in New Jersey and Pennsylvania.
      **      Current coupon of variable rate security.
     (a)      Resale is restricted to qualified institutional investors.
     (b)      The aggregate cost for federal income tax purposes is identified cost. The aggregate gross unrealized appreciation was $8,560,613 and the aggregate gross unrealized depreciation was $3,582,685, resulting in net unrealized appreciation of $4,977,928.

Bond Insurance:
---------------
    AMBAC     AMBAC Indemnity Corporation.
  Connie Lee  Connie Lee Insurance Company.
     FGIC     Financial Guaranty Insurance Company.
     MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

--------------------------------------------------------------------------------

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                August 31, 1996

Alabama..................  3.2%
Alaska...................  2.2
Arizona..................  1.5
California............... 11.6
District of Columbia.....  1.2
Florida..................  4.4
Georgia..................  0.2
Illinois.................  4.4
Indiana..................  3.7
Kentucky.................  0.9
Maine....................  1.8
Maryland.................  2.0%
Massachusetts............  4.0
Michigan.................  2.8
New Jersey...............  4.7
New Mexico...............  1.7
New York................. 10.2
North Carolina...........  4.4
North Dakota.............  1.1
Ohio.....................  1.5
Oklahoma.................  1.7
Pennsylvania.............  3.1
Rhode Island.............  0.3%
South Carolina...........  2.1
Tennessee................  3.8
Texas....................  6.1
Utah.....................  3.7
Virginia.................  6.4
Washington...............  3.4
West Virginia............  0.7
Joint Exemption.......... (1.3)
                           ---
Total.................... 97.5%
                          ====

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996
ASSETS:
Investments in securities, at value
 (identified cost $289,346,036)..........    $294,323,964
Cash.....................................         397,441
Receivable for:
    Investments sold.....................       6,405,666
    Interest.............................       4,973,156
Prepaid expenses and other assets........          14,707
                                             ------------
    TOTAL ASSETS.........................     306,114,934
                                             ------------
LIABILITIES:
Payable for:
    Investments purchased................       3,966,393
    Investment advisory fee..............         100,201
    Administration fee...................          57,648
    Shares of beneficial interest
     repurchased.........................          36,629
Accrued expenses.........................         119,251
                                             ------------
    TOTAL LIABILITIES....................       4,280,122
                                             ------------
NET ASSETS:
Paid-in-capital..........................     292,828,833
Net unrealized appreciation..............       4,977,928
Accumulated undistributed net investment
 income..................................       3,955,020
Accumulated undistributed net realized
 gain....................................          73,031
                                             ------------
    NET ASSETS...........................    $301,834,812
                                             ============
NET ASSET VALUE PER SHARE
 31,053,450 shares outstanding
 (unlimited shares authorized of
 $.01 par value).........................           $9.72
                                                    =====
STATEMENT OF OPERATIONS
For the year ended August 31, 1996
NET INVESTMENT INCOME:
INTEREST INCOME..........................    $ 20,636,419
                                             ------------
EXPENSES
Investment advisory fee..................       1,028,369
Administration fee.......................         591,884
Transfer agent fees and expenses.........         161,329
Professional fees........................          60,700
Shareholder reports and notices..........          44,514
Custodian fees...........................          37,095
Registration fees........................          32,826
Trustees' fees and expenses..............          18,058
Other....................................          17,052
                                             ------------
    TOTAL EXPENSES BEFORE EXPENSE
    OFFSET...............................       1,991,827
    LESS: EXPENSE OFFSET.................         (33,100)
                                             ------------
    TOTAL EXPENSES AFTER
    EXPENSE OFFSET.......................       1,958,727
                                             ------------
    NET INVESTMENT INCOME................      18,677,692
                                             ------------
NET REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain........................       1,152,842
Net change in unrealized appreciation....      (4,984,050)
                                             ------------
    NET LOSS.............................      (3,831,208)
                                             ------------
NET INCREASE.............................    $ 14,846,484
                                             ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR      FOR THE YEAR
                                                            ENDED             ENDED
                                                         AUGUST 31,        AUGUST 31,
                                                            1996              1995
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income...............................    $ 18,677,692      $ 21,042,010
Net realized gain...................................       1,152,842         1,667,307
Net change in unrealized appreciation...............      (4,984,050)       (1,360,579)
                                                        ------------      ------------
    NET INCREASE....................................      14,846,484        21,348,738
                                                        ------------      ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income...............................     (18,819,865)      (19,216,120)
Net realized gain...................................      (2,747,118)      (11,045,138)
                                                        ------------      ------------
    TOTAL...........................................     (21,566,983)      (30,261,258)
                                                        ------------      ------------
Net decrease from transactions in shares of
 beneficial interest................................      (5,213,006)       (9,064,404)
                                                        ------------      ------------
    TOTAL DECREASE..................................     (11,933,505)      (17,976,924)
NET ASSETS:
Beginning of period.................................     313,768,317       331,745,241
                                                        ------------      ------------
    END OF PERIOD
    (Including undistributed net investment income of
    $3,955,020 and $4,097,193, respectively)........    $301,834,812      $313,768,317
                                                        ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

NOTES TO FINANCIAL STATEMENTS August 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on June 16, 1987 and commenced operations on September 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

MUNICIPAL INCOME TRUST
which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.35% to the portion of the Fund's average weekly net assets not exceeding $250 million and 0.25% to the portion of the Fund's average weekly net assets exceeding $250 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the following annual rates to the Fund's average weekly net assets: 0.20% to the portion of the Fund's average weekly net assets not exceeding $250 million; 0.15% to the portion of the Fund's average weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the Fund's average weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the Fund's average weekly net assets exceeding $750 million.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME TRUST

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1996 aggregated $100,594,095 and $117,394,277, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $19,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Fund who will have served as independent Trustees for at least five years of service and compensation during the last years of service. Aggregate pension costs for the year ended August 31, 1996, included in Trustee's fees and expenses in the Statement of Operations amounted to $415. At August 31, 1996, the Fund had an accrued pension liability of $49,032 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, August 31, 1994........................................................    32,640,950     $326,410      $306,779,833
Treasury shares purchased and retired (weighted average discount 8.89%)*........    (1,017,500)     (10,175)       (9,054,229)
                                                                                    ----------     --------      ------------
Balance, August 31, 1995........................................................    31,623,450      316,235       297,725,604
Treasury shares purchased and retired (weighted average discount 7.06%)*........      (570,000)      (5,700)       (5,207,306)
                                                                                    ----------     --------      ------------
Balance, August 31, 1996........................................................    31,053,450     $310,535      $292,518,298
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

    DECLARATION         AMOUNT             RECORD                PAYABLE
       DATE            PER SHARE            DATE                  DATE
-------------------    ---------     ------------------    -------------------
  August 27, 1996        $0.05       September 6, 1996     September 20, 1996
September 24, 1996       $0.05        October 4, 1996       October 18, 1996

MUNICIPAL INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                   FOR THE YEAR ENDED AUGUST 31*
                                                                   ----------------------------------------------------------------
                                                                     1996           1995         1994         1993         1992
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........................       $9.92         $10.16       $10.83       $10.69       $10.37
                                                                      -----         ------       ------       ------       ------
Net investment income..........................................        0.60           0.66         0.69         0.72         0.73
Net realized and unrealized gain (loss)........................       (0.11)          0.04        (0.62)        0.14         0.31
                                                                      -----         ------       ------       ------       ------
Total from investment operations...............................        0.49           0.70         0.07         0.86         1.04
                                                                      -----         ------       ------       ------       ------
Less dividends and distributions from:
   Net investment income.......................................       (0.60)         (0.60)       (0.65)       (0.72)       (0.72)
   Net realized gain...........................................       (0.09)         (0.34)       (0.09)          --           --**
                                                                      -----         ------       ------       ------       ------
Total dividends and distributions..............................       (0.69)         (0.94)       (0.74)       (0.72)       (0.72)
                                                                      -----         ------       ------       ------       ------
Net asset value, end of period.................................       $9.72         $ 9.92       $10.16       $10.83       $10.69
                                                                      =====         ======       ======       ======       ======
Market value, end of period....................................       $9.25         $ 9.00       $ 9.25       $11.25       $10.75
                                                                      =====         ======       ======       ======       ======
TOTAL INVESTMENT RETURN+.......................................       10.75%          7.78%      (11.73)%      11.82%       12.28%
RATIOS TO AVERAGE NET ASSETS:
Total expenses before expense offset...........................        0.64%(1)       0.65%        0.63%        0.67%        0.73%
Net investment income..........................................        6.03%          6.70%        6.59%        6.70%        6.87%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands........................    $301,835       $313,768     $331,745     $359,166     $354,467
Portfolio turnover rate........................................          33%            14%          27%           1%          11%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 ** Includes a distribution of $0.0041.
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) The above expense ratio was 0.63% after expense offset, which reflects 0.01% effect for custody cash credits.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Trust (the "Trust") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
October 11, 1996

                      1996 FEDERAL TAX NOTICE (unaudited)

         During the year ended August 31, 1996, the Fund paid to shareholders $0.60 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended August 31, 1996, the Fund paid to shareholders $0.09 per share from long-term capital gains.

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048


MUNICIPAL
INCOME
TRUST

ANNUAL REPORT
AUGUST 31, 1996